UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

SUNSHINE BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

333 Las Olas Way

CU4 Suite 433

Fort Lauderdale, FL 33301

(Address of principal executive offices) (zip code)

(954) 330-0684

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 13, 2025, Sunshine Biopharma Inc. (the “Company”) appointed Mr. Michel Roy as the Company’s Chief Commercial Officer. Pursuant to his employment agreement, a copy of which is included herein as Exhibit 10.1 and incorporated herein as if set forth, Mr. Roy will receive an initial annual base salary of $400,000 CAD, which will increase annually by the greater of 5% or the increase in the US Consumer Price Index. In the event the Company terminates Mr. Roy’s employment without cause, Mr. Roy will receive a severance payment of $500,000 CAD, plus the minimum notice of termination (or compensation in lieu thereof) to which he would be entitled under applicable law. The employment agreement has an indefinite term.

Mr. Michel Roy, age 57, has held various leadership roles in business development, licensing, sales and operations management. From July 2020 to November 2024, Mr. Roy founded and led the Canadian operations of Shilpa Medicare Ltd., a large multinational pharmaceutical company headquartered in Karnataka, India. From 2014 to June 2020, Mr. Roy was Vice President, Business Development and Sales for Intas Pharmaceuticals Ltd., a major pharmaceutical company having its head office in Ahmedabad (India) with a strong presence in over 85 countries. During his tenure at Intas, Mr. Roy was responsible for strategic planning, business development, sales, financial management, and regulatory affairs. At the beginning of his career, he worked as a consultant and had positions with various international Contract Research Organization companies. Mr. Roy received his Executive Master of Business Administration (EMBA) at John Molson School of Business in 2010 and his Master of Science (M.Sc.) at Université de Montréal in 1999. He also received a Bachelor of Commerce, Major in Economics, at Concordia University in 1990.

On January 15, 2025, the Company issued a press release announcing the appointment of Mr. Michel Roy as Chief Commercial Officer. A copy of said press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement between Sunshine Biopharma Inc. and Michel Roy
99.1	Press release announcing the appointment of Mr. Michel Roy as Chief Commercial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2025	SUNSHINE BIOPHARMA INC.

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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